UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 20, 2015
___________
Commission File Number: 001-14236    (FelCor Lodging Trust Incorporated)
Commission File Number: 333-39595-01    (FelCor Lodging Limited Partnership)

FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy. Suite 1300 Irving, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.
Indenture
On May 21, 2015, FelCor Lodging Limited Partnership (“FelCor LP”), a subsidiary, and the operating partnership, of FelCor Lodging Trust Incorporated (the “Company” or “FelCor”), issued $475 million in aggregate principal amount of senior unsecured notes (the “Notes”). The Notes bear interest at 6.000% per year, mature on June 1, 2025, and are guaranteed by the Company and certain of its subsidiaries. The Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside the United States under Regulation S of the Securities Act.
The net proceeds of the offering were approximately $466 million after fees and expenses. The Company used the net proceeds from the offering, together with cash on hand and/or funds drawn under the Company’s secured line of credit facility, to purchase and redeem all of FelCor LP’s outstanding 6.75% Senior Secured Notes due 2019 (the “6.75% Notes”).
The Notes are governed by an indenture (the “Indenture”) entered into by FelCor LP, the Company and certain subsidiaries of the Company party thereto, as guarantors, and U.S. Bank National Association, as trustee, registrar and paying agent. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
The Indenture contains certain covenants limiting or prohibiting FelCor LP’s ability to: (i) pay dividends and other distributions with respect to equity interests and purchase, redeem or retire equity interests; (ii) incur incremental indebtedness or issue preferred equity interests; (iii) enter into certain asset sales; (iv) enter into transactions with affiliates; (v) maintain a ratio of total unencumbered assets to unsecured debt; and (vi) engage in certain mergers or consolidations and transfers of assets. The Indenture also contains customary event of default provisions. The Indenture provides that FelCor LP will offer to repurchase the Notes upon a change of control at a purchase price equal to 101% of the debt outstanding under the Notes. Under certain circumstances, upon the occurrence of an event of default, the holders of the Notes or the Trustee may declare the outstanding debt due and payable. FelCor LP may redeem some or all of the Notes at any time on or after June 1, 2020, at the redemption prices listed in the Indenture. Prior to June 1, 2020, FelCor LP may redeem the Notes at a price equal to 100% of the principal amount plus a “make-whole” premium. In addition, until June 1, 2018, FelCor LP may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings.
Registration Rights Agreement
In connection with issuing the Notes, the Company, FelCor LP and certain subsidiaries of the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, on their own behalf and as representatives of the other initial purchasers of the Notes. The Company and FelCor LP have agreed to use their commercially reasonable efforts, at their cost, to file and cause to become effective an exchange offer registration statement with respect to an offer to exchange the Notes for notes identical to the Notes (except that the exchanged notes will not have restrictions on transfer), or, under certain circumstances to file a shelf registration statement to cover the resale of the Notes. The Registration Rights Agreement provides that the exchange offer will remain open for at least 20 business days after notice is mailed to the holders of the Notes. If the Company and FelCor LP fail to file a registration statement required by the Registration Rights Agreement within the prescribed time periods, or any such registration statement is not declared effective within the prescribed time periods, FelCor LP will be required to pay additional interest to the holders of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
On May 21, 2015, the Company issued a notice of optional redemption to redeem any and all of the 6.75% Notes that remained outstanding following the expiration of the cash tender offer described under Item 8.01 below. In connection therewith, the Company deposited, with Deutsche Bank Trust Company Americas, as collateral agent, registrar and paying agent (the “Paying Agent”), funds sufficient to redeem any remaining outstanding 6.75% Notes on June 20, 2015 (the “Redemption Date”). The redemption payment (the “Redemption Payment”) included approximately $64 million of outstanding principal at a redemption price of 103.375% of the principal amount of the redeemed 6.75% Notes, plus accrued and unpaid interest thereon to the Redemption Date. Upon deposit of the Redemption Payment with the Paying Agent, the indenture governing the 6.75% Notes was fully satisfied and discharged, and all collateral securing repayment of the 6.75% Notes was released. The 6.75% Notes, which bore interest at 6.75% per year, were scheduled to mature on June 1, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
See “Indenture” under Item 1.01 above, which is incorporated herein by reference.

Item 8.01	Other Events.
On May 20, 2015, the Company issued a press release announcing the expiration of FelCor LP’s cash tender offer to purchase any and all of the outstanding aggregate principal amount of the 6.75% Notes. A copy of the press release, which summarizes the results of the tender offer, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On May 21, 2015, the Company issued a press release announcing the issuance of the Notes and the closing of the offering described under Item 1.01 above, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit
4.1
Indenture, dated as of May 21, 2015, between FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee, registrar and paying agent.

4.2
Registration Rights Agreement, dated May 21, 2015, among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiary guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC.

99.1	Press release issued May 20, 2015 announcing expiration of tender offer for FelCor Lodging Limited Partnership’s 6.75% Senior Secured Notes due 2019.
99.2	Press release issued May 21, 2015 announcing closing of senior notes offering.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 22, 2015                    FelCor Lodging Trust Incorporated

By: /s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

Dated: May 22, 2015                    FelCor Lodging Limited Partnership

By: FelCor Lodging Trust Incorporated, its general partner

By: /s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1
Indenture, dated as of May 21, 2015, between FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee, registrar and paying agent.

4.2
Registration Rights Agreement, dated May 21, 2015, among FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated, the subsidiary guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC.

99.1	Press release issued May 20, 2015 announcing expiration of tender offer for FelCor Lodging Limited Partnership’s 6.75% Senior Secured Notes due 2019.
99.2	Press release issued May 21, 2015 announcing closing of senior notes offering.